UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET FUNDS, INC.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

FORM N-Q

MARCH 31, 2014

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 35.5%
CONSUMER DISCRETIONARY - 3.7%
Automobiles - 1.2%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.000%	6/15/19	470,000	$514,650	(a)
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	220,000	248,875
Daimler Finance NA LLC, Senior Notes	1.300%	7/31/15	790,000	795,506	(a)
Daimler Finance NA LLC, Senior Notes	1.875%	1/11/18	1,000,000	995,775	(a)
Ford Motor Co., Senior Notes	4.750%	1/15/43	660,000	638,236
Ford Motor Credit Co., LLC, Senior Notes	7.000%	4/15/15	240,000	255,307
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,610,000	1,807,103
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	2,090,000	2,635,480
General Motors Co., Senior Notes	3.500%	10/2/18	1,650,000	1,680,937	(a)
Hyundai Capital America, Senior Notes	2.125%	10/2/17	170,000	171,237	(a)

Total Automobiles				9,743,106

Hotels, Restaurants & Leisure - 0.3%
Landry’s Inc., Senior Notes	9.375%	5/1/20	2,000,000	2,202,500	(a)
MGM Resorts International, Senior Notes	6.625%	7/15/15	140,000	148,400

Total Hotels, Restaurants & Leisure				2,350,900

Household Durables - 0.4%
NVR Inc., Senior Notes	3.950%	9/15/22	40,000	39,731
Shea Homes LP/Shea Homes Funding Corp., Senior Secured Notes	8.625%	5/15/19	2,000,000	2,205,000
Toll Brothers Finance Corp., Senior Notes	5.875%	2/15/22	440,000	470,800

Total Household Durables				2,715,531

Media - 1.6%
21st Century Fox America Inc., Senior Notes	6.650%	11/15/37	50,000	61,070
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	420,000	459,900
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	70,000	85,401
Comcast Corp., Senior Notes	6.300%	11/15/17	1,000,000	1,162,243
Comcast Corp., Senior Notes	5.700%	5/15/18	950,000	1,090,996
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	1,200,000	1,341,000
DISH DBS Corp., Senior Notes	7.875%	9/1/19	220,000	260,150
DISH DBS Corp., Senior Notes	5.125%	5/1/20	100,000	104,250
DISH DBS Corp., Senior Notes	5.000%	3/15/23	410,000	413,075
Time Warner Cable Inc., Senior Bonds	6.550%	5/1/37	1,270,000	1,475,016
Time Warner Cable Inc., Senior Notes	4.000%	9/1/21	1,830,000	1,898,389
Time Warner Cable Inc., Senior Notes	5.500%	9/1/41	70,000	72,983
UBM PLC, Notes	5.750%	11/3/20	920,000	985,858	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	1,000,000	1,075,000	(a)
Univision Communications Inc., Senior Secured Notes	5.125%	5/15/23	290,000	296,525	(a)
Viacom Inc., Senior Notes	5.850%	9/1/43	1,220,000	1,340,579
Virgin Media Secured Finance PLC, Senior Secured Notes	6.500%	1/15/18	680,000	704,650

Total Media				12,827,085

Specialty Retail - 0.2%
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	1,300,000	1,326,000	(a)(b)

TOTAL CONSUMER DISCRETIONARY				28,962,622

CONSUMER STAPLES - 2.4%
Beverages - 0.3%
Heineken NV, Senior Notes	0.800%	10/1/15	2,000,000	2,002,966	(a)
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	750,000	784,376	(a)

Total Beverages				2,787,342

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Food & Staples Retailing - 0.9%
Cencosud SA, Senior Notes	5.500%	1/20/21	1,430,000	$1,472,786	(a)
Cencosud SA, Senior Notes	4.875%	1/20/23	870,000	841,567	(a)
CVS Caremark Corp., Senior Notes	2.750%	12/1/22	600,000	565,993
CVS Caremark Corp., Senior Notes	4.000%	12/5/23	1,070,000	1,093,245
CVS Caremark Corp., Senior Notes	5.750%	5/15/41	520,000	602,645
CVS Pass-Through Trust, Secured Notes	5.298%	1/11/27	23,297	25,572	(a)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	36,068	40,108
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	74,416	83,584
Kroger Co., Senior Notes	3.300%	1/15/21	1,460,000	1,458,657
Kroger Co., Senior Notes	3.400%	4/15/22	350,000	346,249
Kroger Co., Senior Notes	5.150%	8/1/43	660,000	679,484

Total Food & Staples Retailing				7,209,890

Food Products - 0.5%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	730,000	832,427
Mondelez International Inc., Senior Notes	5.375%	2/10/20	1,210,000	1,367,906
Mondelez International Inc., Senior Notes	4.000%	2/1/24	720,000	730,616
WM Wrigley Jr. Co., Senior Notes	2.900%	10/21/19	500,000	504,507	(a)
WM Wrigley Jr. Co., Senior Notes	3.375%	10/21/20	180,000	181,724	(a)

Total Food Products				3,617,180

Tobacco - 0.7%
Altria Group Inc., Senior Notes	4.125%	9/11/15	1,050,000	1,100,307
Altria Group Inc., Senior Notes	10.200%	2/6/39	710,000	1,165,132
Altria Group Inc., Senior Notes	5.375%	1/31/44	340,000	355,434
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	810,000	1,001,203
Lorillard Tobacco Co., Senior Notes	7.000%	8/4/41	1,150,000	1,319,490
Reynolds American Inc., Senior Notes	3.250%	11/1/22	270,000	254,016

Total Tobacco				5,195,582

TOTAL CONSUMER STAPLES				18,809,994

ENERGY - 5.6%
Energy Equipment & Services - 0.1%
CGG, Senior Notes	7.750%	5/15/17	250,000	253,750
Transocean Inc., Senior Notes	2.500%	10/15/17	430,000	432,771
Transocean Inc., Senior Notes	6.375%	12/15/21	200,000	224,791

Total Energy Equipment & Services				911,312

Oil, Gas & Consumable Fuels - 5.5%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	5.875%	4/15/21	120,000	127,800
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	580,000	584,350
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	3/15/24	440,000	438,900
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	3,372,000	3,741,082
Apache Corp., Senior Notes	1.750%	4/15/17	1,780,000	1,796,906
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	650,000	674,480
BP Capital Markets PLC, Senior Notes	3.200%	3/11/16	1,000,000	1,048,255
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	500,000	568,125
Chesapeake Energy Corp., Senior Notes	6.500%	8/15/17	100,000	112,250
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	320,000	363,200
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	50,000	54,500
Continental Resources Inc., Senior Notes	4.500%	4/15/23	500,000	517,836
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	1,500,000	1,631,250
Dolphin Energy Ltd., Senior Secured Bonds	5.500%	12/15/21	1,140,000	1,286,775	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	860,000	1,030,925
Ecopetrol SA, Senior Notes	5.875%	9/18/23	1,000,000	1,092,500
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	490,000	552,885
El Paso LLC, Senior Notes	7.250%	6/1/18	200,000	227,517

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - 5.5% (continued)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	440,000	$456,500
Kerr-McGee Corp., Notes	6.950%	7/1/24	150,000	181,889
Kinder Morgan Inc., Senior Secured Notes	5.625%	11/15/23	240,000	237,363	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	1,960,000	2,082,500	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	5.500%	2/15/23	1,000,000	1,027,500
Noble Energy Inc., Senior Notes	4.150%	12/15/21	700,000	737,488
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	1,280,000	1,404,800	(a)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	300,000	329,250	(a)
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	1,100,000	1,069,750	(a)
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	1,000,000	1,032,500
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	1,180,000	1,079,725
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	2,170,000	2,235,666
Petroleos de Venezuela SA, Senior Notes	8.500%	11/2/17	1,850,000	1,549,375	(a)
Petroleos Mexicanos, Notes	6.375%	1/23/45	1,030,000	1,111,112	(a)
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	160,000	176,200
PT Pertamina Persero, Notes	5.250%	5/23/21	400,000	401,000	(a)
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	1,520,000	1,461,100	(a)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	500,000	506,250	(a)
QEP Resources Inc., Senior Notes	6.875%	3/1/21	380,000	418,000
QEP Resources Inc., Senior Notes	5.250%	5/1/23	340,000	338,300
Range Resources Corp., Senior Notes	5.000%	8/15/22	230,000	234,600
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	360,000	376,650
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	230,000	246,388
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	110,000	117,975
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	1,960,000	2,033,500
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	1,940,000	2,031,628	(a)
Samson Investment Co., Senior Notes	10.750%	2/15/20	1,100,000	1,199,000	(a)
Transocean Inc., Senior Notes	5.050%	12/15/16	2,800,000	3,045,510

Total Oil, Gas & Consumable Fuels				42,971,055

TOTAL ENERGY				43,882,367

FINANCIALS - 9.5%
Banks - 5.5%
ANZ National International Ltd., Senior Notes	1.850%	10/15/15	270,000	274,602	(a)
BAC Capital Trust XIV, Junior Subordinated Notes	4.000%	5/7/14	370,000	288,600	(c)(d)
Bank of America Corp., Senior Notes	2.600%	1/15/19	1,070,000	1,074,221
Bank of America Corp., Senior Notes	4.000%	4/1/24	1,170,000	1,168,623
Bank of America Corp., Senior Notes	5.000%	1/21/44	1,840,000	1,878,430
Bank of America Corp., Senior Notes	4.875%	4/1/44	880,000	884,004
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	1,000,000	1,101,755
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	410,000	430,582
BNP Paribas SA, Senior Notes	2.375%	9/14/17	1,030,000	1,054,959
BPCE SA, Subordinated Bonds	12.500%	9/30/19	1,022,000	1,318,380	(a)(c)(d)
CIT Group Inc., Senior Notes	4.250%	8/15/17	360,000	377,100
CIT Group Inc., Senior Notes	5.000%	8/15/22	1,000,000	1,037,500
Citigroup Inc., Junior Subordinated Notes	5.950%	1/30/23	290,000	283,475	(c)(d)
Citigroup Inc., Senior Notes	3.953%	6/15/16	660,000	699,324
Citigroup Inc., Subordinated Notes	5.500%	2/15/17	5,570,000	6,148,289
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	680,000	724,335
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	1,000,000	1,060,184
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	4.625%	12/1/23	1,240,000	1,276,028
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	450,000	510,750	(a)(c)(d)
HSBC Holdings PLC, Subordinated Notes	5.250%	3/14/44	360,000	364,016
ING Bank NV, Subordinated Notes	5.800%	9/25/23	1,300,000	1,386,381	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	1,710,000	1,603,125	(c)(d)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Banks - 5.5% (continued)
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	160,000	$151,459
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	1,190,000	1,163,225	(d)
Mizuho Financial Group Cayman 3 Ltd., Subordinated Bonds	4.600%	3/27/24	1,100,000	1,104,857	(a)
National Australia Bank of New York, Senior Notes	1.600%	8/7/15	260,000	263,581
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	910,000	954,499	(a)
Royal Bank of Scotland Group PLC, Senior Notes	2.550%	9/18/15	2,460,000	2,512,174
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	330,000	334,530
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	470,000	487,869
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	740,000	757,725
Santander UK PLC, Subordinated Notes	5.000%	11/7/23	870,000	895,053	(a)
Santander US Debt SA Unipersonal, Senior Notes	3.781%	10/7/15	1,500,000	1,551,386	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	1,440,000	1,426,464	(a)
Wells Fargo & Co., Subordinated Notes	4.480%	1/16/24	5,928,000	6,124,549
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	460,000	484,560

Total Banks				43,156,594

Capital Markets - 2.4%
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	5/22/14	60,000	46,200	(c)(d)
Goldman Sachs Group Inc., Senior Notes	3.300%	5/3/15	500,000	513,509
Goldman Sachs Group Inc., Senior Notes	3.625%	2/7/16	4,400,000	4,608,032
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	1,800,000	2,057,746
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	600,000	680,351
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	780,000	926,207
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	5/22/14	100,000	0	(c)(d)(e)(f)(g)(h)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	2,350,000	0	(e)(f)(g)(h)
Merrill Lynch & Co. Inc., Subordinated Notes	6.050%	5/16/16	5,180,000	5,661,776
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	1,530,000	1,783,614
Northern Trust Corp., Subordinated Notes	3.950%	10/30/25	610,000	613,688
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	560,000	610,063
State Street Corp., Subordinated Notes	3.100%	5/15/23	350,000	332,707
UBS AG Stamford CT, Subordinated Notes	5.875%	7/15/16	1,000,000	1,103,529

Total Capital Markets				18,937,422

Consumer Finance - 0.5%
General Motors Financial Co. Inc., Senior Notes	3.250%	5/15/18	270,000	272,362
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	320,000	316,000
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	1,580,000	1,843,767
SLM Corp., Senior Notes	3.875%	9/10/15	1,700,000	1,751,000

Total Consumer Finance				4,183,129

Diversified Financial Services - 0.7%
General Electric Capital Corp., Senior Notes	1.000%	1/8/16	2,500,000	2,517,952
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	2,000,000	2,285,762
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	70,000	92,186
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	538,750	(a)(c)

Total Diversified Financial Services				5,434,650

Insurance - 0.3%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	518,000	591,950
American International Group Inc., Senior Notes	4.875%	6/1/22	1,000,000	1,095,022
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	220,000	288,692	(a)

Total Insurance				1,975,664

Thrifts & Mortgage Finance - 0.1%
Santander Holdings USA Inc., Senior Notes	3.450%	8/27/18	760,000	786,313

TOTAL FINANCIALS				74,473,772

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
HEALTH CARE - 2.8%
Biotechnology - 0.3%
Amgen Inc., Senior Notes	2.500%	11/15/16	1,500,000	$1,550,071
Amgen Inc., Senior Notes	4.500%	3/15/20	370,000	400,001

Total Biotechnology				1,950,072

Health Care Providers & Services - 1.9%
AmerisourceBergen Corp., Senior Notes	5.875%	9/15/15	50,000	53,590
DJO Finance LLC/DJO Finance Corp., Senior Secured Notes	8.750%	3/15/18	1,500,000	1,631,250
Express Scripts Inc., Senior Notes	3.125%	5/15/16	4,600,000	4,792,349
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	1,180,000	1,321,600	(a)
HCA Inc., Senior Notes	6.500%	2/15/16	619,000	671,615
HCA Inc., Senior Secured Notes	5.875%	3/15/22	200,000	215,500
HCA Inc., Senior Secured Notes	5.000%	3/15/24	220,000	220,413
Humana Inc., Senior Notes	7.200%	6/15/18	340,000	404,194
Humana Inc., Senior Notes	3.150%	12/1/22	110,000	104,649
Humana Inc., Senior Notes	8.150%	6/15/38	680,000	955,977
Tenet Healthcare Corp., Senior Secured Bonds	4.500%	4/1/21	560,000	547,400
Tenet Healthcare Corp., Senior Secured Notes	6.000%	10/1/20	350,000	374,500	(a)
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	510,000	586,936
UnitedHealth Group Inc., Senior Notes	1.625%	3/15/19	1,000,000	972,639
WellPoint Inc., Notes	5.875%	6/15/17	1,466,000	1,652,919
WellPoint Inc., Senior Notes	1.250%	9/10/15	150,000	151,005
WellPoint Inc., Senior Notes	3.125%	5/15/22	500,000	478,482

Total Health Care Providers & Services				15,135,018

Pharmaceuticals - 0.6%
AbbVie Inc., Senior Notes	1.200%	11/6/15	2,500,000	2,521,335
AbbVie Inc., Senior Notes	2.900%	11/6/22	650,000	625,743
Mallinckrodt International Finance SA, Senior Notes	3.500%	4/15/18	1,000,000	985,061	(a)
Perrigo Co. PLC, Senior Notes	4.000%	11/15/23	560,000	559,783	(a)

Total Pharmaceuticals				4,691,922

TOTAL HEALTH CARE				21,777,012

INDUSTRIALS - 1.2%
Aerospace & Defense - 0.2%
Erickson Inc., Senior Secured Notes	8.250%	5/1/20	1,500,000	1,575,000	(a)

Airlines - 0.3%
Air 2 US, Notes	8.027%	10/1/19	373,231	393,759	(a)
United Airlines Inc., Pass-Through Certificates	6.820%	5/1/18	47,926	52,479
United Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	47,372	51,754
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	140,213	157,039
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	809,555	947,179
United Airlines Inc., Senior Secured Notes	6.750%	9/15/15	170,000	173,400	(a)
US Airways, Pass-Through Trust, Pass-Through Certificates	6.850%	1/30/18	159,298	170,449

Total Airlines				1,946,059

Building Products - 0.1%
Building Materials Corp. of America, Senior Secured Notes	7.500%	3/15/20	980,000	1,055,950	(a)

Commercial Services & Supplies - 0.0%
Republic Services Inc., Senior Notes	5.500%	9/15/19	290,000	328,824

Electrical Equipment - 0.1%
Eaton Corp., Senior Notes	4.150%	11/2/42	1,140,000	1,053,972

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Industrial Conglomerates - 0.1%
Alfa SAB de CV, Senior Notes	5.250%	3/25/24	700,000	$717,500	(a)

Machinery - 0.1%
John Deere Capital Corp., Medium-Term Notes	5.350%	4/3/18	800,000	904,786

Road & Rail - 0.2%
Asciano Finance Ltd., Senior Notes	3.125%	9/23/15	1,280,000	1,312,436	(a)

Transportation Infrastructure - 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	570,000	605,625	(a)

TOTAL INDUSTRIALS				9,500,152

INFORMATION TECHNOLOGY - 0.8%
Internet Software & Services - 0.3%
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	600,000	705,000
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	1,800,000	1,975,500

Total Internet Software & Services				2,680,500

IT Services - 0.1%
First Data Corp., Senior Secured Notes	6.750%	11/1/20	210,000	225,750	(a)
WEX Inc., Senior Notes	4.750%	2/1/23	830,000	780,200	(a)

Total IT Services				1,005,950

Semiconductors & Semiconductor Equipment - 0.3%
KLA-Tencor Corp., Senior Notes	6.900%	5/1/18	1,310,000	1,535,909
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	720,000	836,527

Total Semiconductors & Semiconductor Equipment				2,372,436

Software - 0.1%
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	320,000	342,400	(a)

TOTAL INFORMATION TECHNOLOGY				6,401,286

MATERIALS - 5.5%
Chemicals - 0.5%
Ecolab Inc., Senior Notes	3.000%	12/8/16	2,500,000	2,619,680
Hexion US Finance Corp., Senior Secured Notes	6.625%	4/15/20	270,000	279,450
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	1,200,000	1,405,622

Total Chemicals				4,304,752

Construction Materials - 0.4%
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	2,450,000	2,875,688	(a)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	420,000	456,750	(a)

Total Construction Materials				3,332,438

Containers & Packaging - 0.5%
Ball Corp., Senior Notes	5.000%	3/15/22	260,000	266,500
Ball Corp., Senior Notes	4.000%	11/15/23	490,000	458,150
Graphic Packaging International Inc., Senior Notes	4.750%	4/15/21	1,300,000	1,301,625
Pactiv LLC, Senior Notes	7.950%	12/15/25	500,000	513,750
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.875%	8/15/19	1,000,000	1,117,500
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	6.875%	2/15/21	140,000	151,200
Rock-Tenn Co., Senior Notes	3.500%	3/1/20	200,000	202,865
Rock-Tenn Co., Senior Notes	4.000%	3/1/23	100,000	100,551

Total Containers & Packaging				4,112,141

Metals & Mining - 3.7%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	1,450,000	1,598,987
ArcelorMittal, Senior Notes	5.000%	2/25/17	180,000	191,025
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	700,000	664,044

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Metals & Mining - 3.7% (continued)
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	510,000	$539,673
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	270,000	271,388
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	280,000	274,927
Evraz Group SA, Notes	6.750%	4/27/18	2,840,000	2,627,000	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.375%	3/15/18	1,000,000	997,130
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.875%	3/15/23	120,000	114,741
Glencore Canada Corp., Senior Notes	5.375%	6/1/15	3,600,000	3,774,010
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	2,920,000	2,686,400	(a)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,750,000	1,781,048
Southern Copper Corp., Senior Notes	5.250%	11/8/42	2,850,000	2,440,045
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	410,000	443,825
Vale Overseas Ltd., Notes	6.875%	11/21/36	3,276,000	3,490,503
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	680,000	675,123
Vedanta Resources PLC, Senior Bonds	8.250%	6/7/21	500,000	530,000	(a)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	2,730,000	2,730,000	(a)
Volcan Cia Minera SAA, Senior Notes	5.375%	2/2/22	1,900,000	1,809,750	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.050%	10/23/15	680,000	687,816	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.700%	10/25/17	530,000	536,413	(a)

Total Metals & Mining				28,863,848

Paper & Forest Products - 0.4%
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	2,550,000	2,805,000	(a)

TOTAL MATERIALS				43,418,179

TELECOMMUNICATION SERVICES - 3.2%
Diversified Telecommunication Services - 2.5%
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	250,000	249,063	(a)
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,470,000	1,594,950	(a)
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	2,570,000	2,743,475	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	700,000	768,250
Level 3 Financing Inc., Senior Notes	8.125%	7/1/19	1,960,000	2,151,100
Qwest Corp., Senior Notes	7.500%	10/1/14	190,000	196,169
Telefonica Emisiones SAU, Senior Notes	6.221%	7/3/17	80,000	90,493
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	230,000	248,659
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	1,300,000	1,433,250	(a)
Verizon Communications Inc., Senior Notes	4.500%	9/15/20	590,000	640,765
Verizon Communications Inc., Senior Notes	3.450%	3/15/21	330,000	334,518
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	4,770,000	5,219,902
Verizon Communications Inc., Senior Notes	4.150%	3/15/24	460,000	467,336
Verizon Communications Inc., Senior Notes	6.400%	9/15/33	1,030,000	1,222,864
Verizon Communications Inc., Senior Notes	5.050%	3/15/34	260,000	266,727
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	1,560,000	1,898,419
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	410,703	430,211	(a)

Total Diversified Telecommunication Services				19,956,151

Wireless Telecommunication Services - 0.7%
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	2,200,000	2,689,500	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	2,850,000	2,888,760	(a)

Total Wireless Telecommunication Services				5,578,260

TOTAL TELECOMMUNICATION SERVICES				25,534,411

UTILITIES - 0.8%
Electric Utilities - 0.4%
Centrais Eletricas Brasileiras SA, Senior Notes	5.750%	10/27/21	1,960,000	1,930,600	(a)
Curtis Palmer LLC, Senior Notes	5.900%	7/15/14	1,500,000	1,511,698	(a)

Total Electric Utilities				3,442,298

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Independent Power and Renewable Electricity Producers - 0.4%
AES Corp., Senior Notes	7.750%	10/15/15	169,000	$184,210
AES Corp., Senior Notes	4.875%	5/15/23	350,000	334,250
AES Corp., Senior Notes	5.500%	3/15/24	350,000	347,375
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	488,000	546,560	(a)
Calpine Corp., Senior Secured Notes	5.875%	1/15/24	260,000	263,900	(a)
Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, Secured Bonds	7.670%	8/11/16	420,000	0	(f)(g)(h)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	915,837	1,016,579

Total Independent Power and Renewable Electricity Producers				2,692,874

TOTAL UTILITIES				6,135,172

TOTAL CORPORATE BONDS & NOTES (Cost - $272,833,109)				278,894,967

ASSET-BACKED SECURITIES - 8.8%
Access Group Inc., 2005-B B2	0.739%	7/25/35	4,313,496	3,817,444	(c)
Access Group Inc., 2007-1 C	0.639%	10/25/35	1,895,921	1,735,766	(c)
ACE Securities Corp., 2006-GP1 A	0.414%	2/25/31	361,424	337,168	(c)
ALM Loan Funding, 2013-10A B	2.846%	1/15/25	900,000	882,900	(a)(c)
Amortizing Residential Collateral Trust, 2005-BC5 M1	1.189%	7/25/32	313,097	281,788	(c)
Argent Securities Inc., 2003-W8 M1	1.204%	12/25/33	1,359,186	1,307,186	(c)
Arrowpoint CLO Ltd., 2014-2A C	2.984%	3/12/26	600,000	568,320	(a)(c)
Asset Backed Securities Corp. Home Equity Loan Trust, 2005-HE3 M4	1.099%	4/25/35	1,250,000	1,087,735	(c)
Associates Manufactured Housing Pass Through Certificates, 1997-CLB2	8.900%	6/15/28	1,224,034	1,217,914	(g)
Avis Budget Rental Car Funding AESOP LLC, 2014-1A C	3.750%	7/20/20	4,000,000	3,970,540	(a)
Carlyle Global Market Strategies, 2013-4A C	3.038%	10/15/25	600,000	590,916	(a)(c)
Centex Home Equity Loan Trust, 2003-B AF4	3.735%	2/25/32	142,664	136,547
Chase Funding Loan Acquisition Trust, 2004-AQ1 M1	0.884%	5/25/34	2,422,475	2,070,686	(c)
Citigroup Mortgage Loan Trust Inc., 2006-SHL1 A1	0.354%	11/25/45	488,392	469,808	(a)(c)
Fieldstone Mortgage Investment Corp., 2004-4 M3	2.104%	10/25/35	1,370,000	1,121,352	(c)
First Franklin Mortgage Loan Asset-Backed Certificates, 2006-FF5 2A5, PO	0.000%	4/25/36	1,050,000	738,600
Fremont Home Loan Trust, 2006-B 2A2	0.254%	8/25/36	460,966	181,314	(c)
GMAC Mortgage Corp. Loan Trust, 2006-HE4 A1	0.334%	12/25/36	903,712	775,243	(c)
Greenpoint Manufactured Housing, 1999-2 A2	2.913%	3/18/29	325,000	283,082	(c)
Greenpoint Manufactured Housing, 1999-3 2A2	3.542%	6/19/29	150,000	125,587	(c)
Greenpoint Manufactured Housing, 1999-4 A2	3.655%	2/20/30	175,000	145,248	(c)
Greenpoint Manufactured Housing, 2001-2 IA2	3.656%	2/20/32	275,000	250,295	(c)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.654%	3/13/32	350,000	313,079	(c)
GSAMP Trust, 2004-SEA2 M2	1.404%	3/25/34	3,700,000	3,317,179	(c)
GSAMP Trust, 2006-S3 A1	6.585%	5/25/36	1,402,999	178,160
GSAMP Trust, 2006-SEA1 A	0.454%	5/25/36	115,107	112,711	(a)(c)
GSAMP Trust, 2007-FM1 A2C	0.324%	12/25/36	1,940,080	1,008,791	(c)
GSAMP Trust, 2007-FM1 A2D	0.404%	12/25/36	3,202,962	1,700,972	(c)
GSRPM Mortgage Loan Trust, 2006-2 A2	0.454%	9/25/36	177,782	166,991	(a)(c)
Home Equity Mortgage Trust, 2005-3 M3	1.234%	11/25/35	3,050,096	2,555,486	(c)
Indymac Seconds Asset Backed Trust, 2006-A A	0.414%	6/25/36	1,074,687	265,805	(c)
IXIS Real Estate Capital Trust, 2005-HE4 A3	0.494%	2/25/36	310,987	302,177	(c)
Lehman XS Trust, 2005-7N 1A1A	0.424%	12/25/35	2,164,045	2,039,889	(c)
Lehman XS Trust, 2006-16N A4B	0.394%	11/25/46	175,041	26,314	(c)
Lehman XS Trust, 2006-GP3 2A2	0.374%	6/25/46	35,313	1,033	(c)
M&T Bank Auto Receivables Trust, 2013-1A R	0.000%	10/15/20	327,100	1,700,920	(a)
Madison Park Funding Ltd., 2013-11A C	3.050%	10/23/25	1,100,000	1,082,384	(a)(c)
MASTR Specialized Loan Trust, 2006-3 A	0.414%	6/25/46	273,171	220,596	(a)(c)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
ASSET-BACKED SECURITIES - 8.8% (continued)
MASTR Specialized Loan Trust, 2007-1 A	0.524%	1/25/37	268,042	$161,624	(a)(c)
National Collegiate Student Loan Trust, 2006-3 A4	0.424%	3/26/29	2,210,000	1,905,820	(c)
Nelnet Student Loan Trust, 2005-4 A4R2	1.147%	3/22/32	2,900,000	2,689,216	(c)
Neuberger Berman CLO Ltd., 2013-15A C	3.089%	10/15/25	350,000	337,323	(a)(c)
Northwoods Capital Ltd., 2014-11A C	2.984%	4/15/25	250,000	241,750	(a)(c)(g)
Oakwood Mortgage Investors Inc., 1999-D A1	7.840%	11/15/29	181,130	176,614	(c)
Oakwood Mortgage Investors Inc., 2001-E A2	5.050%	12/15/31	3,499,076	2,943,584
Octagon Investment Partners XIX Ltd., 2014-1A C	3.083%	4/15/26	250,000	246,645	(a)(c)
Option One Mortgage Loan Trust, 2005-1 A4	0.954%	2/25/35	447,501	437,699	(c)
Origen Manufactured Housing, 2007-A A2	2.450%	4/15/37	2,323,533	1,951,393	(c)
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	390,000	125,775	(a)
RAAC Series, 2005-SP2 2A	0.454%	6/25/44	2,219,147	1,766,787	(c)
Renaissance Home Equity Loan Trust, 2006-2 AV3	0.394%	8/25/36	5,200,000	2,855,278	(c)
Saratoga Investment Corp. CLO Ltd., 2013-1A C	3.137%	10/20/23	500,000	494,071	(a)(c)
Security National Mortgage Loan Trust, 2007-1A 2A	0.504%	4/25/37	304,343	233,005	(a)(c)
Shackleton CLO Ltd., 2013-4A C	3.244%	1/13/25	1,750,000	1,738,275	(a)(c)(g)
Soundview Home Loan Trust, 2006-EQ1 A3	0.314%	10/25/36	2,234,901	1,767,170	(c)
UCFC Manufactured Housing Contract, 1997-3 M	7.115%	1/15/29	3,871,970	3,844,634
Venture CDO Ltd., 2013-15A C	3.380%	7/15/25	900,000	898,650	(a)(c)(g)
Venture CDO Ltd., 2014-16A A3L	3.118%	4/15/26	2,000,000	1,940,335	(a)(c)(g)
Wells Fargo Home Equity Trust, 2007-2 A3	0.384%	4/25/37	6,950,000	5,029,569	(c)
Whitehorse Ltd., 2013-1A A3L	3.236%	11/24/25	200,000	198,749	(a)(c)

TOTAL ASSET-BACKED SECURITIES (Cost - $67,976,591)				69,071,892

COLLATERALIZED MORTGAGE OBLIGATIONS - 10.0%
Adjustable Rate Mortgage Trust, 2004-1 4A1	5.253%	1/25/35	850,302	844,893	(c)
Adjustable Rate Mortgage Trust, 2005-1 5M1	1.204%	5/25/35	1,770,000	1,566,248	(c)
Banc of America Funding Corp., 2006-D 6A1	5.046%	5/20/36	722,383	607,365	(c)
Banc of America Mortgage Securities Inc., 2003-F 1A1	2.623%	7/25/33	17,117	16,293	(c)
Banc of America Mortgage Securities Inc., 2004-A 1A1	2.580%	2/25/34	17,828	17,244	(c)
Bear Stearns Alt-A Trust, 2003-5 2A1	2.387%	12/25/33	399,968	408,406	(c)
Bear Stearns Alt-A Trust, 2004-10 1A1	0.834%	9/25/34	74,553	73,886	(c)
Bear Stearns Alt-A Trust, 2004-11 1A2	0.994%	11/25/34	62,330	60,681	(c)
Bear Stearns Alt-A Trust, 2005-02 1A1	0.654%	3/25/35	27,206	26,241	(c)
Bear Stearns Alt-A Trust, 2005-10 21A1	2.605%	1/25/36	277,521	215,911	(c)
Bear Stearns ARM Trust, 2004-12 1A1	2.571%	2/25/35	72,908	65,903	(c)
Bear Stearns Asset-Backed Securities Trust, 2005-AC9 A4	16.491%	12/25/35	916,432	1,085,661	(c)
Bear Stearns Mortgage Funding Trust, 2006-AR5 1A1	0.314%	12/25/46	706,400	523,520	(c)
CD Commercial Mortgage Trust, 2007-CD4 AJ	5.398%	12/11/49	640,000	482,095	(c)
Citigroup Commercial Mortgage Trust, 2006-C5 AJ	5.482%	10/15/49	360,000	360,922
Citigroup Mortgage Loan Trust Inc., 2005-9 1A1	0.414%	11/25/35	360,105	245,092	(c)
Citigroup Mortgage Loan Trust Inc., 2006-WFH2 A3	0.374%	8/25/36	3,450,000	2,698,994	(c)
Countrywide Alternative Loan Trust, 2004-36CB 2A1	5.500%	2/25/35	2,376,007	2,384,632
Countrywide Alternative Loan Trust, 2005-24 4A1	0.387%	7/20/35	471,412	403,785	(c)
Countrywide Alternative Loan Trust, 2005-28CB 2A3	5.750%	8/25/35	2,932,395	2,681,186
Countrywide Alternative Loan Trust, 2005-51 2A1	0.457%	11/20/35	277,091	224,938	(c)
Countrywide Alternative Loan Trust, 2005-59 1A1	0.487%	11/20/35	1,232,542	977,997	(c)
Countrywide Alternative Loan Trust, 2005-62 1A1	0.454%	12/25/35	4,597,084	3,794,952	(c)
Countrywide Alternative Loan Trust, 2005-76 3A1	0.414%	1/25/46	268,854	212,774	(c)
Countrywide Alternative Loan Trust, 2006-8T1 1A1	0.654%	4/25/36	4,454,483	2,995,805	(c)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 10.0% (continued)
Countrywide Alternative Loan Trust, 2006-8T1 1A2, IO	5.346%	4/25/36	10,399,982	$1,537,960	(c)
Countrywide Alternative Loan Trust, 2006-J1 1A7	0.854%	2/25/36	4,773,437	3,594,456	(c)
Countrywide Alternative Loan Trust, 2006-OA08 1A2	0.384%	7/25/46	225,357	95,069	(c)
Countrywide Home Loan Mortgage Pass-Through Trust, 2001-HYB1 1A1	2.082%	6/19/31	25,207	25,239	(c)
Countrywide Home Loans, 2003-60 1A1	2.643%	2/25/34	239,551	235,408	(c)
Countrywide Home Loans, 2003-HYB1 1A1	2.702%	5/19/33	15,927	15,806	(c)
Countrywide Home Loans, 2006-03 1A2	0.484%	3/25/36	243,521	110,146	(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-07 2A1	0.774%	3/25/35	769,359	681,291	(c)
Credit Suisse Commercial Mortgage Trust, 2007-C2 AJ	5.549%	1/15/49	370,000	356,114	(c)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.604%	6/25/34	114,991	105,038	(c)
DSLA Mortgage Loan Trust, 2004-AR2 A1A	0.976%	11/19/44	3,932,319	3,486,080	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3349 AS, IO	6.345%	7/15/37	2,800,787	457,691	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, IO	1.664%	7/25/21	3,688,434	355,137	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.196%	4/25/20	1,087,254	57,998	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.663%	6/25/20	402,569	31,232	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K009 X1, IO	1.487%	8/25/20	1,009,863	71,131	(c)
Federal National Mortgage Association (FNMA), 2010-100 CS, IO	6.496%	9/25/40	1,878,895	317,716	(c)
Federal National Mortgage Association (FNMA), 2012-051 B	7.000%	5/25/42	273,318	303,247
Federal National Mortgage Association (FNMA), 2012-118 CI, IO	3.500%	12/25/39	2,469,412	429,940
First Horizon Alternative Mortgage Securities, 2005-AA12 1A1	2.221%	2/25/36	392,146	290,795	(c)
GE Business Loan Trust, 2006-2A C	0.535%	11/15/34	1,120,715	972,988	(a)(c)
Government National Mortgage Association (GNMA), 2011-142 IO, IO	0.950%	9/16/46	24,275,770	1,263,335	(c)
Government National Mortgage Association (GNMA), 2012-087 IO, IO	0.921%	8/16/52	24,684,035	1,648,770	(c)
Government National Mortgage Association (GNMA), 2012-112 IO, IO	0.858%	2/16/53	17,964,454	1,191,277	(c)
Government National Mortgage Association (GNMA), 2012-114 IO, IO	1.033%	1/16/53	5,542,396	484,550	(c)
Government National Mortgage Association (GNMA), 2012-125 IO, IO	0.857%	2/16/53	8,735,410	615,523	(c)
Government National Mortgage Association (GNMA), 2013-113 AZ	3.000%	8/20/43	2,030,176	1,459,570
Government National Mortgage Association (GNMA), 2013-145 IO, IO	1.124%	9/16/44	6,907,589	542,963	(c)
Government National Mortgage Association (GNMA), 2014-016 IO, IO	1.040%	6/16/55	13,489,633	964,711	(c)
Government National Mortgage Association (GNMA), 2014-050 IO, IO	1.041%	9/16/55	7,290,000	556,766	(c)
Government National Mortgage Association (GNMA), 2014-47 IA, IO	1.385%	2/16/48	7,430,000	630,389	(g)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 10.0% (continued)
Greenpoint Mortgage Funding Trust, 2006-AR2 1A2	0.404%	4/25/36	942,777	$1,488,645	(c)
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1	0.384%	4/25/36	281,547	199,715	(c)
GSMPS Mortgage Loan Trust, 2006-RP1 1AF1	0.504%	1/25/36	2,100,151	1,779,827	(a)(c)
HarborView Mortgage Loan Trust, 2006-13 A	0.336%	11/19/46	324,466	253,224	(c)
IMPAC CMB Trust, 2004-5 1A1	0.874%	10/25/34	112,010	107,974	(c)
IMPAC Secured Assets Corp., 2004-3 1A4	0.954%	11/25/34	8,761	8,560	(c)
Indymac Manufactured Housing Contract, A2-2	6.170%	8/25/29	148,053	146,843
Lehman Mortgage Trust, 2006-8 2A2, IO	6.426%	12/25/36	16,140,006	3,774,600	(c)
Lehman Mortgage Trust, 2007-1 2A3, IO	6.476%	2/25/37	5,088,520	1,319,122	(c)
MASTR ARM Trust, 2003-3 3A4	2.110%	9/25/33	1,262,679	1,262,775	(c)
Merrill Lynch Alternative Note Asset Trust, 2007-OAR1 A1	0.324%	2/25/37	1,069,615	973,964	(c)
Merrill Lynch Mortgage Investors Trust, 2004-A3 4A3	4.967%	5/25/34	230,048	228,634	(c)
Merrill Lynch Mortgage Trust, 2006-C2 AJ	5.802%	8/12/43	840,000	847,545	(c)
Morgan Stanley Mortgage Loan Trust, 2004-6AR	2.782%	8/25/34	55,808	54,806	(c)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 2A3	2.801%	3/25/36	339,959	265,794	(c)
Nomura Asset Acceptance Corp., 2006-AF2 4A	3.206%	8/25/36	277,396	203,247	(c)
Nomura Resecuritization Trust, 2010-4RA 1A2	2.470%	8/26/34	1,500,000	1,064,820	(a)(c)
Residential Accredit Loans Inc., 2006-QO2 A1	0.374%	2/25/46	3,664,108	1,704,114	(c)
Residential Accredit Loans Inc., 2006-QO3 A1	0.364%	4/25/46	2,023,138	991,291	(c)
Residential Accredit Loans Inc., 2006-QO3 A2	0.414%	4/25/46	1,049,473	520,949	(c)
Residential Accredit Loans Inc., 2006-QO3 A3	0.484%	4/25/46	1,469,188	742,469	(c)
Residential Accredit Loans Inc., 2007-QO1 A1	0.304%	2/25/47	1,875,329	1,444,018	(c)
Sequoia Mortgage Trust, 2007-4 4A1	4.170%	7/20/47	998,415	889,951	(c)
Structured ARM Loan Trust, 2004-04 3A2	2.477%	4/25/34	644,106	646,464	(c)
Structured ARM Loan Trust, 2004-07 A1	0.559%	6/25/34	15,833	14,423	(c)
Structured ARM Loan Trust, 2004-16 2A	2.403%	11/25/34	837,156	824,378	(c)
Structured ARM Loan Trust, 2004-17 A1	1.016%	11/25/34	46,652	42,970	(c)
Structured ARM Loan Trust, 2005-19XS 1A1	0.474%	10/25/35	869,275	756,872	(c)
Structured Asset Mortgage Investments Inc., 2003-AR2 A1	0.896%	12/19/33	64,590	61,741	(c)
Structured Asset Securities Corp., 2002-08A 7A1	1.829%	5/25/32	51,222	50,422	(c)
Structured Asset Securities Corp., 2002-11A 1A1	1.898%	6/25/32	3,925	3,896	(c)
Structured Asset Securities Corp., 2002-16A 1A1	2.713%	8/25/32	171,132	169,458	(c)
Structured Asset Securities Corp., 2002-18A 1A1	2.743%	9/25/32	5,541	5,518	(c)
Structured Asset Securities Corp., 2004-NP1 A	0.954%	9/25/33	162,883	152,267	(a)(c)
Structured Asset Securities Corp., 2004-NP2 A	0.504%	6/25/34	2,045,425	1,877,083	(a)(c)
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.054%	3/25/44	26,848	24,032	(c)
Wachovia Bank Commercial Mortgage Trust, 2006-C28 AJ	5.632%	10/15/48	700,000	702,423	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR03 A1A	1.099%	5/25/46	3,902,581	2,899,520	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR04 DA	1.099%	6/25/46	1,100,441	642,870	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR06 2A	1.089%	8/25/46	3,888,227	2,657,685	(c)
Wells Fargo Mortgage-Backed Securities Trust, 2005-AR9 4A1	2.623%	5/25/35	180,043	180,531	(c)
WF-RBS Commercial Mortgage Trust, 2012-C10 D	4.460%	12/15/45	700,000	641,824	(a)(c)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $80,420,179)				78,491,024

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CONVERTIBLE BONDS & NOTES - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Axtel SAB de CV, Senior Secured Notes, Step Bond (Cost - $42,278)	8.000%	1/31/20	285,000	MXN	$36,019	(a)

MORTGAGE-BACKED SECURITIES - 3.9%
FHLMC - 0.1%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	5/1/43-7/1/43	778,498		811,011

FNMA - 3.7%
Federal National Mortgage Association (FNMA)	5.000%	1/1/39-7/1/39	1,712,652		1,864,088
Federal National Mortgage Association (FNMA)	5.500%	5/1/40	1,416,224		1,597,462
Federal National Mortgage Association (FNMA)	3.500%	4/1/43-10/1/43	23,627,513		23,815,963
Federal National Mortgage Association (FNMA)	4.000%	4/1/43-7/1/43	2,298,078		2,394,398

Total FNMA					29,671,911

GNMA - 0.1%
Government National Mortgage Association (GNMA) II	4.500%	4/20/41	398,751		430,990

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $31,341,310)					30,913,912

MUNICIPAL BONDS - 0.4%
North Carolina - 0.4%
North Carolina State Education Assistance Authority Revenue, Student Loan Backed Notes (Cost - $2,926,445)	1.139%	10/25/41	3,100,000		3,124,118	(c)

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.2%
Brazil - 0.1%
Federative Republic of Brazil, Notes	6.000%	5/15/15	591,000	BRL	635,735

Sweden - 0.1%
Kingdom of Sweden, Bonds	3.500%	12/1/28	3,500,000	SEK	895,536

TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $962,070)					1,531,271

SENIOR LOANS - 3.2%
CONSUMER DISCRETIONARY - 1.5%
Auto Components - 0.1%
INA Beteiligungs gesellschaft mbH, USD Term Loan C	4.250%	1/27/17	610,000		612,178	(i)(j)

Diversified Consumer Services - 0.1%
ServiceMaster Co., New Term Loan	3.410%	1/31/17	987,500		987,500	(i)(j)

Hotels, Restaurants & Leisure - 0.5%
Caesars Entertainment Operating Co., Extended Term Loan B6	5.489%	1/26/18	1,719,818		1,621,788	(i)(j)
CCM Merger Inc., New Term Loan B	5.000%	3/1/17	675,360		677,048	(i)(j)
Hilton Worldwide Finance LLC, USD Term Loan B2	3.750%	10/26/20	1,144,737		1,146,168	(i)(j)
MGM Resorts International, Term Loan B	3.500%	12/20/19	497,481		496,341	(i)(j)

Total Hotels, Restaurants & Leisure					3,941,345

Media - 0.3%
CSC Holdings Inc., New Term Loan B	2.653%	4/17/20	733,803		724,287	(i)(j)
TWCC Holding Corp., REFI Term Loan B	3.500%	2/13/17	969,641		950,652	(i)(j)
Univision Communications Inc., Term Loan C4	4.000%	3/1/20	721,566		720,814	(i)(j)

Total Media					2,395,753

Specialty Retail - 0.5%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	1,587,929		1,423,182	(i)(j)
Michaels Stores Inc., New Term Loan	3.750%	1/28/20	994,987		995,876	(i)(j)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Specialty Retail - 0.5% (continued)
Party City Holdings Inc., Term Loan	4.000%	7/27/19	1,037,794	$1,038,043	(i)(j)

Total Specialty Retail				3,457,101

TOTAL CONSUMER DISCRETIONARY				11,393,877

CONSUMER STAPLES - 0.1%
Food Products - 0.1%
Big Heart Pet Brands, New Term Loan	3.500%	3/8/20	824,299	818,890	(i)(j)

ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Chesapeake Energy Corp., New Unsecured Term Loan	5.750%	12/1/17	1,000,000	1,021,719	(i)(j)
Peabody Energy Corp., Term Loan B	4.250%	9/24/20	616,900	618,442	(i)(j)

TOTAL ENERGY				1,640,161

HEALTH CARE - 0.4%
Health Care Providers & Services - 0.1%
Radnet Management Inc., Term Loan B	4.250 - 5.500%	10/10/18	994,952	991,843	(i)(j)

Health Care Technology - 0.1%
Multiplan Inc., New Term Loan	4.000%	8/25/17	920,000	918,275	(i)(j)

Pharmaceuticals - 0.2%
Par Pharmaceutical Cos. Inc., REFI Term Loan B	4.000%	9/30/19	1,237,500	1,241,212	(i)(j)

TOTAL HEALTH CARE				3,151,330

INDUSTRIALS - 0.4%
Commercial Services & Supplies - 0.2%
Language Line LLC, New Term Loan B	6.250%	6/20/16	250,966	249,921	(i)(j)
Monitronics International Inc., New Term Loan B	4.250%	3/23/18	992,462	992,462	(i)(j)

Total Commercial Services & Supplies				1,242,383

Machinery - 0.2%
Intelligrated Inc., First Lien Term Loan	4.500%	7/30/18	987,504	986,269	(i)(j)
Silver II U.S. Holdings LLC, Term Loan	4.000%	12/13/19	485,731	485,124	(i)(j)

Total Machinery				1,471,393

TOTAL INDUSTRIALS				2,713,776

INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
First Data Corp., Extended 2018 Term Loan B	4.155%	3/23/18	612,309	613,399	(i)(j)

Software - 0.0%
Activision Blizzard Inc., Term Loan B	3.250%	10/12/20	339,000	338,786	(i)(j)

TOTAL INFORMATION TECHNOLOGY				952,185

MATERIALS - 0.2%
Chemicals - 0.1%
Kronos Inc., REFI Term Loan	4.500%	10/30/19	987,284	994,380	(i)(j)

Metals & Mining - 0.1%
FMG Resources (August 2006) Pty Ltd., New Term Loan B	4.250%	6/28/19	644,760	649,395	(i)(j)

TOTAL MATERIALS				1,643,775

TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.1%
Intelsat Jackson Holdings SA, Term Loan B1	3.750%	4/2/18	478,252	479,594	(i)(j)

Wireless Telecommunication Services - 0.1%
Telesat Canada, USD Term Loan B2	3.500%	3/28/19	970,103	969,497	(i)(j)

TOTAL TELECOMMUNICATION SERVICES				1,449,091

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
UTILITIES - 0.1%
Electric Utilities - 0.1%
Equipower Resources Holdings LLC, First Lien Term Loan	4.250%	12/21/18	975,340		$979,810	(i)(j)

Independent Power and Renewable Electricity Producers - 0.0%
Windsor Financing LLC, Term Loan B	6.250%	12/5/17	139,016		142,492	(i)(j)

TOTAL UTILITIES					1,122,302

TOTAL SENIOR LOANS (Cost - $25,004,913)					24,885,387

SOVEREIGN BONDS - 5.4%
Brazil - 0.8%
Federative Republic of Brazil, Notes	10.000%	1/1/17	15,385,000	BRL	6,413,707
Federative Republic of Brazil, Notes	10.000%	1/1/21	575,000	BRL	224,342

Total Brazil					6,638,049

Hungary - 0.2%
Hungary Government Bond, Bonds	6.500%	6/24/19	345,020,000	HUF	1,661,494

Italy - 2.4%
Italy Buoni Poliennali Del Tesoro, Senior Bonds	3.750%	5/1/21	12,500,000	EUR	18,462,743

Malaysia - 0.3%
Federation of Malaysia, Bonds	4.160%	7/15/21	7,530,000	MYR	2,326,236

Mexico - 0.6%
United Mexican States, Bonds	6.500%	6/9/22	61,730,900	MXN	4,872,753
United Mexican States, Bonds	10.000%	12/5/24	1,570,000	MXN	155,629

Total Mexico					5,028,382

Poland - 0.8%
Republic of Poland, Bonds	3.750%	4/25/18	1,340,000	PLN	447,316
Republic of Poland, Bonds	5.250%	10/25/20	9,180,000	PLN	3,265,734
Republic of Poland, Senior Notes	4.000%	1/22/24	2,370,000		2,386,382

Total Poland					6,099,432

Turkey - 0.3%
Republic of Turkey, Senior Bonds	5.750%	3/22/24	2,000,000		2,067,500

TOTAL SOVEREIGN BONDS (Cost - $42,736,685)					42,283,836

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 16.8%
U.S. Government Agencies - 0.2%
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	2,000,000		1,721,734

U.S. Government Obligations - 16.6%
U.S. Treasury Bonds	4.375%	5/15/41	430,000		497,053
U.S. Treasury Bonds	3.125%	11/15/41	2,325,000		2,154,984
U.S. Treasury Bonds	3.125%	2/15/42	1,790,000		1,656,869
U.S. Treasury Bonds	3.000%	5/15/42	475,000		428,242
U.S. Treasury Bonds	2.750%	8/15/42	250,000		213,438
U.S. Treasury Bonds	3.750%	11/15/43	25,010,000		25,893,153
U.S. Treasury Bonds	3.625%	2/15/44	11,000,000		11,127,182
U.S. Treasury Notes	0.250%	9/15/15	80,000		80,031
U.S. Treasury Notes	0.250%	10/15/15	70,000		69,997
U.S. Treasury Notes	1.000%	8/31/16	950,000		958,387
U.S. Treasury Notes	0.750%	3/15/17	290,000		288,912
U.S. Treasury Notes	0.750%	6/30/17	860,000		851,937
U.S. Treasury Notes	0.500%	7/31/17	1,670,000		1,638,035
U.S. Treasury Notes	0.750%	10/31/17	1,160,000		1,141,240

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
U.S. Government Obligations - 16.6% (continued)
U.S. Treasury Notes	0.625%	11/30/17	4,410,000	$4,311,807
U.S. Treasury Notes	0.625%	4/30/18	2,800,000	2,712,282
U.S. Treasury Notes	1.375%	7/31/18	30,000	29,822
U.S. Treasury Notes	1.500%	8/31/18	720,000	718,650
U.S. Treasury Notes	1.250%	11/30/18	630,000	618,975
U.S. Treasury Notes	1.500%	2/28/19	690,000	683,100
U.S. Treasury Notes	1.625%	3/31/19	1,050,000	1,044,668
U.S. Treasury Notes	1.250%	4/30/19	24,650,000	24,024,112
U.S. Treasury Notes	1.000%	9/30/19	190,000	180,916
U.S. Treasury Notes	1.250%	10/31/19	4,680,000	4,512,545
U.S. Treasury Notes	1.125%	12/31/19	6,700,000	6,383,840
U.S. Treasury Notes	2.000%	2/28/21	8,720,000	8,554,460
U.S. Treasury Notes	1.625%	8/15/22	960,000	892,650
U.S. Treasury Notes	1.750%	5/15/23	3,200,000	2,964,499
U.S. Treasury Notes	2.750%	2/15/24	180,000	180,394
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/43	76,800,000	25,321,882

Total U.S. Government Obligations				130,134,062

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $131,925,721)				131,855,796

U.S. TREASURY INFLATION PROTECTED SECURITIES - 2.0%
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	1,623,180	1,943,505
U.S. Treasury Bonds, Inflation Indexed	0.625%	2/15/43	12,624,693	10,571,211
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	3,417,102	3,379,725

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $15,869,107)				15,894,441

			SHARES
COMMON STOCKS - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Tropicana Entertainment Inc. (Cost - $284,300)			17,138	316,882	*

	RATE
PREFERRED STOCKS - 0.8%
FINANCIALS - 0.8%
Capital Markets - 0.2%
State Street Corp.	5.900%		72,674	1,881,530	(c)

Consumer Finance - 0.6%
GMAC Capital Trust I	8.125%		158,099	4,316,103	(c)

TOTAL PREFERRED STOCKS (Cost - $5,780,313)				6,197,633

		EXPIRATION DATE	CONTRACTS/ NOTIONAL AMOUNT†
PURCHASED OPTIONS - 0.0%
Credit default swaption with Barclays Capital Inc. to buy protection on Markit CDX.NA.HY.21 Index, Put @ $107.00		5/21/14	7,750,000	62,970
Eurodollar Mid Curve 1-Year Futures, Put @ $98.63		9/12/14	702	100,912
Eurodollar Mid Curve 1-Year Futures, Put @ $98.75		9/12/14	702	140,400
Eurodollar Mid Curve 1-Year Futures, Put @ $99.00		6/13/14	414	15,525

TOTAL PURCHASED OPTIONS (Cost - $303,734)				319,807

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $678,406,755)				$683,816,985

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
SHORT-TERM INVESTMENTS - 10.7%
U.S. Government Agencies - 5.0%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.093%	4/28/14	14,000,000	$13,999,024	(k)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.129%	6/16/14	15,000,000	14,999,055	(k)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.130%	6/23/14	10,000,000	9,999,310	(k)

Total U.S. Government Agencies (Cost - $38,991,941)				38,997,389

Repurchase Agreements - 5.7%
Bank of America repurchase agreement dated 3/31/14; Proceeds at maturity - $6,220,007; (Fully collateralized by U.S. government obligations, 3.500% due 5/15/20; Market value - $6,344,399)	0.040%	4/1/14	6,220,000	6,220,000
Deutsche Bank Securities Inc. repurchase agreement dated 3/31/14; Proceeds at maturity - $21,000,023; (Fully collateralized by U.S. government obligations, 0.125% due 4/15/17; Market value - $21,420,010)	0.040%	4/1/14	21,000,000	21,000,000
Deutsche Bank Securities Inc. repurchase agreement dated 3/31/14; Proceeds at maturity - $17,780,035; (Fully collateralized by U.S. government agency obligations, 1.700% due 11/21/18; Market value - $18,135,602)	0.070%	4/1/14	17,780,000	17,780,000

Total Repurchase Agreements (Cost - $45,000,000)				45,000,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $83,991,941)				83,997,389

TOTAL INVESTMENTS - 97.7% (Cost - $762,398,696#)				767,814,374
Other Assets in Excess of Liabilities - 2.3%				18,316,140

TOTAL NET ASSETS - 100.0%				$786,130,514

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	The coupon payment on these securities is currently in default as of March 31, 2014.

(f)	Illiquid security.

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(h)	Value is less than $1.

(i)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CD	— Certificate of Deposit
CDO	— Collateralized Debt Obligation
CLO	—Collateral Loan Obligation
EUR	— Euro
HUF	— Hungarian Forint
IO	— Interest Only
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PLN	— Polish Zloty
PO	— Principal Only
SEK	— Swedish Krona
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

Schedule of written options

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Mid Curve 1-Year Futures, Put	9/12/14	$99.00	702	$258,862

			NOTIONAL AMOUNT†
Credit default swaption with Barclays Capital Inc. to buy protection on Markit CDX.NA.HY.21 Index, Put	5/21/14	105.00	7,750,000	28,184
Credit default swaption with Barclays Capital Inc. to sell protection on Markit CDX.NA.HY.21 Index, Call	5/21/14	108.00	7,750,000	38,680

TOTAL WRITTEN OPTIONS (Premiums received - $261,669)				$325,726

†	Face amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Total Return Unconstrained Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$278,894,967	$0	*	$278,894,967
Asset-backed securities	—	64,975,303	4,096,589		69,071,892
Collateralized mortgage obligations	—	77,860,635	630,389		78,491,024
Convertible bonds & notes	—	36,019	—		36,019
Mortgage-backed securities	—	30,913,912	—		30,913,912
Municipal bonds	—	3,124,118	—		3,124,118
Non-U.S. Treasury inflation protected securities	—	1,531,271	—		1,531,271
Senior loans	—	24,885,387	—		24,885,387
Sovereign bonds	—	42,283,836	—		42,283,836
U.S. government & agency obligations	—	131,855,796	—		131,855,796
U.S. Treasury inflation protected securities	—	15,894,441	—		15,894,441
Common stocks	—	316,882	—		316,882
Preferred stocks	$6,197,633	—	—		6,197,633
Purchased options	256,837	62,970	—		319,807

Total long-term investments	$6,454,470	$672,635,537	$4,726,978		$683,816,985

Short-term investments†	—	83,997,389	—		83,997,389

Total investments	$6,454,470	$756,632,926	$4,726,978		$767,814,374

Other financial instruments:
Futures contracts	$1,617,336	—	—		$1,617,336
Forward foreign currency contracts	—	$394,601	—		394,601
Centrally cleared interest rate swaps	—	64,110	—		64,110

Total other financial instruments	$1,617,336	$458,711	—		$2,076,047

Total	$8,071,806	$757,091,637	$4,726,978		$769,890,421

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Written options	$258,862	$66,864	—		$325,726
Futures contracts	346,067	—	—		346,067
Forward foreign currency contracts	—	274,325	—		274,325
OTC interest rate swaps	—	3,485	—		3,485
Centrally cleared interest rate swaps	—	2,041,652	—		2,041,652
OTC credit default swaps on corporate issues - buy protection	—	612	—		612
Centrally cleared credit default swaps on credit indices - buy protection	—	184,759	—		184,759

Total	$604,929	$2,571,697	—		$3,176,626

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an

Notes to Schedule of Investments (unaudited) (continued)

agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(h) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain

Notes to Schedule of Investments (unaudited) (continued)

futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of March 31, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended March 31, 2014, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Notes to Schedule of Investments (unaudited) (continued)

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(l) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(m) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s

Notes to Schedule of Investments (unaudited) (continued)

investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(n) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(o) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of March 31, 2014, the Fund held written options, forward foreign currency contracts, OTC credit default swaps and OTC interest rate swaps with credit related contingent features which had a liability position of $604,148. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of March 31, 2014, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $100,000, which could be used to reduce the required payment.

(p) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$19,177,244
Gross unrealized depreciation	(13,761,566)

Net unrealized appreciation	$5,415,678

At March 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	218	6/16	$53,536,058	$53,543,525	$7,467
90-Day Eurodollar	480	12/16	117,411,247	117,210,000	(201,247)
U.S. Treasury 5-Year Notes	36	6/14	4,286,930	4,282,313	(4,617)
U.S. Treasury Long-Term Bonds	170	6/14	22,382,646	22,647,187	264,541

					$66,144

Notes to Schedule of Investments (unaudited) (continued)

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Sell:
90-Day Eurodollar	240	6/18	58,024,470	57,930,000	$94,470
90-Day Eurodollar	366	9/14	91,247,185	91,252,950	(5,765)
90-Day Eurodollar	586	3/15	145,847,070	145,855,400	(8,330)
Euro-Bund	139	6/14	27,406,727	27,456,308	(49,581)
U.S. Treasury 10-Year Notes	2,003	6/14	248,621,358	247,370,500	1,250,858
U.S. Treasury Ultra Long-Term Bonds	95	6/14	13,648,004	13,724,531	(76,527)

					$1,205,125

Net unrealized gain on open futures contracts					$1,271,269

During the period ended March 31, 2014, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of December 31, 2013	—	—
Options written	15,505,997	$757,616
Options closed	(4,455)	(439,396)
Options exercised	—	—
Options expired	(840)	(56,551)

Written options, outstanding as of March 31, 2014	15,500,702	$261,669

At March 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
British Pound	Citibank, N.A.	1,207,378	$2,012,244	5/14/14	$25,250
Canadian Dollar	Citibank, N.A.	2,000,000	1,807,319	5/14/14	(51)
Mexican Peso	Morgan Stanley & Co. Inc.	102,939,122	7,859,229	5/14/14	128,919
Singapore Dollar	Citibank, N.A.	5,940,000	4,722,260	5/14/14	33,687

					187,805

Contracts to Sell:
Euro	Morgan Stanley & Co. Inc.	2,500,000	3,444,019	4/16/14	(54,919)
Euro	Morgan Stanley & Co. Inc.	5,600,000	7,714,602	4/16/14	(12,010)
Japanese Yen	Citibank, N.A.	785,000,000	7,606,067	4/16/14	69,393
Euro	Citibank, N.A.	20,001	27,552	5/14/14	317
Euro	Citibank, N.A.	17,581,774	24,219,532	5/14/14	(167,050)
Euro	Morgan Stanley & Co. Inc.	233,001	320,967	5/14/14	(595)
Euro	Morgan Stanley & Co. Inc.	1,826,000	2,515,382	5/14/14	(31,789)
Euro	UBS AG	600,000	826,522	5/14/14	(7,911)
Japanese Yen	Citibank, N.A.	1,362,277,200	13,201,427	5/14/14	120,210
Japanese Yen	Credit Suisse	165,039,620	1,599,350	5/14/14	16,825

					(67,529)

Net unrealized gain on open forward foreign currency contracts					$120,276

At March 31, 2014, the Fund held the following open swap contracts:

OTC INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Credit Suisse	$50,000	9/15/15	5.160% semi-annually	3-Month LIBOR	—	$(3,485)

Notes to Schedule of Investments (unaudited) (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital Inc.	$71,440,000	11/15/43	2.224% 1 Time	3-Month LIBOR	—	$(2,023,151)
BNP Paribas	67,110,000	3/29/19	3.295% semi-annually	3-Month LIBOR	—	64,110
BNP Paribas	64,090,000	3/31/17	3-Month LIBOR	1.890% semi-annually	$2,805	(18,501)

Total Centrally Cleared Interest Rate Swaps	$202,640,000				$2,805	$(1,977,542)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT MARCH 31, 2014[3]	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Credit Suisse (AmerisourceBergen Corp., 5.875%, due 9/15/15)	$50,000	9/20/15	0.08%	0.900% quarterly	$(612)	—	$(612)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[4]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Barclays Capital Inc. (Markit CDX.NA.HY.21 Index)	$6,460,000	12/20/18	5.000% quarterly	$(513,770)	$(442,588)	$(71,182)
BNP Paribas (Markit CDX.NA.HY.21 Index)	8,860,000	12/20/18	5.000% quarterly	(704,645)	(633,335)	(71,310)
Credit Suisse	8,920,000	12/20/18	5.000% quarterly	(709,417)	(667,150)	(42,267)

Total Centrally Cleared Interest Rate Swaps	$24,240,000			$(1,927,832)	$(1,743,073)	$(184,759)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(†)	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2014.

Notes to Schedule of Investments (unaudited) (continued)

			Futures Contracts		Forward Foreign Currency Contracts			Centrally Cleared Swap Contracts
Primary Underlying Risk	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	OTC Swap Contracts, at value	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$256,837	$(258,862)	$1,617,336	$(346,067)	—	—	$(3,485)	$64,110	$(2,041,652)	$(711,783)
Foreign Exchange Risk	—	—	—	—	$394,601	$(274,325)	—	—	—	120,276
Credit Risk	62,970	(66,864)	—	—	—	—	(612)	—	(184,759)	(189,265)

Total	$319,807	$(325,726)	$1,617,336	$(346,067)	$394,601	$(274,325)	$(4,097)	$64,110	$(2,226,411)	$(780,772)

During the period ended March 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$352,830
Written options	168,050
Futures contracts (to buy)	67,323,991
Futures contracts (to sell)	381,412,116
Forward foreign currency contracts (to buy)	18,971,350
Forward foreign currency contracts (to sell)	55,506,893

Average Notional Balance
Interest rate swap contracts	$86,430,000
Credit default swap contracts (to buy protection)	26,534,500

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 23, 2014